Business Combination, Significant Transaction and Sale of Business - Schedule of Executive Acquired Assets and Assumed Liabilities (Details) - Acquisition of Executive Life Ltd. [Member]
$ in Thousands
Oct. 31, 2024 USD ($)
Schedule of Executive Acquired Assets and Assumed Liabilities
Net assets excluding cash acquired	$ 244
Intangible assets	229
Goodwill	843
Liabilities in respect of business combinations	(672)
Total assets acquired net of acquired cash	$ 644